DEFERRED COMPENSATION PLAN OF

                           ALBANY INTERNATIONAL CORP.

              (As Amended and Restated Effective as of January 1, 1996)

1.  Purpose

         The purpose of this Plan ("Plan") is to enable directors and certain employees of Albany International Corp. (the "Company") to defer the receipt of compensation that they otherwise would have received currently in cash, and to receive the deferred amount, plus interest thereon, at a time which they choose when they make the original deferral election or subsequently as permitted by the Plan. The Plan is intended to be an unfunded plan maintained by the Company primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees within the meaning of Sections 201, 301 and 401 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and shall be interpreted in a manner consistent with such intent. As used herein, the term "Albany Group" shall mean the Company and all corporations which are, at the time, subsidiaries of the Company.

2.  Effective Date

         The Plan shall be effective from and after January 1, 1990, until terminated as provided herein.

3.  Eligibility

         All directors and all employees of the Company who are in the management incentive compensation group and other employees, who with respect to any year are approved for participation by the Compensation and Stock Option Committee (the "Committee") of the Board of Directors of the Company ("eligible employees") will be eligible to participate in the Plan.

4.  Compensation Covered by the Plan

         The compensation covered by the Plan ("covered compensation") will be any regular or bonus compensation payable to a director or an eligible employee by the Company.

5.  Election to Defer

         Each director and eligible employee may, in lieu of receiving current covered compensation, elect to defer:

         (a)   any designated percentage of his/her covered compensation; or









         (b)   any designated dollar amount of his/her covered compensation.

         Notwithstanding any other provisions of this Plan, no director or eligible employee may elect to defer any covered compensation under this Plan which, if not deferred, would be received by such director or eligible employee after December 31, 1995.

6.  Investment of Deferred Covered Compensation

          (a) As used herein, the term "Moody's Rate" for any calendar month shall mean a rate equal to one-twelfth (1/12) of the average of the monthly composite yields on Moody's Seasoned Corporate Bond Yield Index for the immediately preceding calendar year, as published by Moody's Investors Service, Inc. in Moody's Bond Record (or any successor thereto), or, if such monthly yield islonger published, a substantially similar average selected by the Committee in its sole discretion. As used herein, the term "Additional Rate" shall mean such additional monthly rate as the Committee, in its sole discretion, shall from time to time determine. The Additional Rate as of January 1, 1990 shall be zero (0.0) percentage points and, effective from and after January 1, 1996 and until changed by the Committee, shall be one-quarter of one (0.25) percentage point. The Committee, in its sole discretion, may change the Additional Rate at any time; provided that at no time shall the Additional Rate be less than zero (0.0) percentage points.
           (b) The Company will establish a bookkeeping account (each, an "Account") for each director and eligible employee who has elected to defer the receipt of covered compensation under
               Section 5 (each, a "participant"). As of the last day of each month, the Company shall credit such participant's Account with the amount of covered compensation that, but for such election, would have been paid to him during that month. As of the last day of each month, each Account of each participant will be credited with interest on the balance credited to such Account at the beginning of that month, calculated at a rate equal to the Moody's Rate for such month plus the Additional Rate, except as otherwise provided in Sections 6(c), 6(d), 6(e) and 6(f) below. The undistributed balance of the Account of a participant shall, from and after the date such participant is to commence to receive distributions thereof, bear interest for each month at a rate equal to the Moody's Rate for such month plus the Additional Rate applicable to such Account, except as otherwise provided in Section 6(e) below.

         (c) The balance credited to the Account of a participant who initially elects to receive such balance pursuant to an election under Section 7(a)(1)(A) shall earn interest at the Moody's Rate, except as otherwise provided in Section 6(d) below.

         (d) (1) If a participant has a request granted pursuant to Section 7(d) to redefer receipt of the balance credited to his/her Account to a date certain pursuant to Section 7(a)(1)(A), interest on such balance shall continue to accrue at the Moody's Rate.

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               (2)  If a participant has a request granted pursuant to Section
                    7(d) to redefer receipt of the balance credited to his/her Account to his/her termination of service as a director of the Company or his/her termination of service as an employee of the Albany Group, interest on the balance of such Account shall accrue interest from the date certain specified in the participant's original deferral election for the payment of such balance until the date such participant receives such balance at a rate equal to the Moody's Rate from time to time plus the Additional Rate in effect at the time the request is granted (subject to Sections 6(e) and 6(f) below). Until such date certain specified in the participant's original deferral election, such participant's Account shall continue to accrue interest at the Moody's Rate.

          (e) (1) If a participant's service as an employee of the Albany Group or as a director of the Company is terminated either
                   (A) by the Albany Group for cause, as determined by the Committee in its sole discretion, or (B) voluntarily by such employee or director prior to the earlier to occur of
                   (i) retirement under the Company's Pension Plus Plan at or after his/her attainment of age 55 with at least ten (10) years of service with the Albany Group or (ii) attainment of age 60, then such participant's Account shall be deemed to have earned interest for the five (5) years immediately preceding the date on which all, or the first installment, of the balance of such Account is received by such participant at the Moody's Rate, and such Account shall be recalculated to take into account such interest accrual at the Moody's Rate. In addition, after such date any undistributed balance in such participant's Account shall also bear interest at the Moody's Rate.

               (2) The service of a participant who has elected to receive the balance credited to his/her Account upon the later of his/her termination of service as a director of the Company or his/her termination of service as an employee of the Albany Group shall not be deemed "terminated" pursuant to
                    Section 6(e)(1)(B) above if such participant continues to serve as either a director of the Company or an employee of the Albany Group.

         (f) In the case of an early distribution pursuant to Section 8(b), the portion of the participant's Account so distributed shall be deemed to have earned interest at the Moody's Rate from the date of the initial deferral until the time of such early distribution, and such Account shall be recalculated to take into account such interest accrual at the Moody's Rate.

7.  Distribution of Deferred Compensation

         (a) At the time of an election to defer pursuant to Section 5, each director and eligible employee also shall elect the time at which and the manner in which the balance credited to his/her Account shall be distributed to him. Such election shall be irrevocable, except as provided in this Section 7 or in Section 8 hereof.

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               (1)  A participant shall be entitled to elect to receive, or to commence receiving, the balance credited to his/her
                    Account:

                    (A) on a date set by him; or

                    (B) on the occurrence of a stated event, such as his/her death, retirement from his/her principal business activity, termination of services as a director or of employment with the Company, disability or any other event or occurrence stipulated by him and approved by the Committee.

                    Notwithstanding such election, a participant shall have the balance credited to his/her Account automatically distributed to him (or his/her designated beneficiary or beneficiaries), in the manner provided pursuant to Section 7(a)(2) but subject to the further provisions of this
                    Section 7, upon the occurrence of his/her death, disability (as defined in the Company's Pension Plus Plan, as amended from time to time) or the later of his/her termination of service as a director of the Company or his/her termination of service as an employee of the Albany Group.

               (2) Each participant shall be entitled to elect to receive such balance in either a lump sum or in approximately equal monthly installments (as determined by the Committee in its sole discretion) over a period elected by him of not more than ten (10) years.

          (b) A participant who has elected to receive the balance credited to his/her Account in monthly installments may request that the Committee amend the manner in which he is to receive such balance. Such request shall be in writing, may only be made once and may only request acceleration of the receipt of such balance, either by receipt of a lump sum instead of equal monthly installments or by decreasing the period over which equal monthly installments are to be paid. The Committee, in its sole and absolute discretion, may grant or reject such request. Any such amendment shall not be effective with respect to a participant if (1) the date set by him for distribution of such balance pursuant to Section 7(a)(1)(A) is within two (2) years after such amendment or (2) the stated event triggering distribution of such balance elected by him pursuant to Section 7(a)(1)(B) occurs within two (2) years after such amendment.

         (c) Subject to the provisions contained in this Section 7(c) and in Sections 7(d) and 8, all distributions of the balance credited to a participant's Account shall be made, or shall commence, either on the date certain elected by the participant for such distribution or within thirty (30) days after any other triggering event under Section 7(a). The Company may, in its sole and absolute discretion, delay, for a period of up to one
               (1) year, any distribution to be made in the form of a lump sum. The Company may also, in its sole and absolute discretion, delay, for a period of up to one (1) year, any payment to the extent that such payment would result in compensation to the

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               participant that is not deductible for federal income tax
               purposes (whether by reason of Section 162(m) of the Internal Revenue Code of 1986 or otherwise). Interest shall accrue on such delayed distributions at the same respective interest rates as were being applied to the balance in the participant's Account immediately prior to the Company's decision to delay such payment.

          (d) A participant who has elected to receive the balance credited to his/her Account on a date certain pursuant to Section 7(a)(1)(A) may request that the Committee amend such election and allow him to defer the receipt of such balance to (1) a later date permitted by Section 7(a)(1)(A), (2) his/her termination of service as an employee of the Albany Group or (3) the later of his/her termination of service as a director of the Company or his/her termination of services as an employee of the Albany Group; provided that he makes such request to the Committee prior to two (2) years before the date on which he otherwise would have been entitled to receive such balance. Such request shall be made in writing, indicating the revised date upon which he would like distribution of such balance to occur, and may only be made once during his/her participation in the Plan. All covered compensation deferred subsequent to the date of such request shall also be distributed at such later date. The Committee, in its sole and absolute discretion, may grant or reject such request.


8.  Early Distributions
         (a) A distribution of a portion or the entire balance credited to the Account of a participant may be made prior to the time at which he would have been entitled to receive, or to commence receiving, such balance in accordance with the instrument filed pursuant to Section 7(a) hereof in the event of hardship. For purposes of this Section 8(a), a distribution is on account of hardship only if the distribution is made:

               (1) on account of an immediate and heavy financial need of the participant, occasioned by an unanticipated emergency caused by events beyond his/her

                                       5





                    control that would result in severe financial hardship if the distribution were not permitted;

               (2)  in an amount required to satisfy such financial need; and

               (3) in circumstances in which the need cannot be satisfied from other resources that are reasonably available to the participant, such as through reimbursement or compensation by insurance or otherwise, by reasonable liquidation of his/her assets (to the extent such liquidation would not itself cause an immediate and heavy financial need), by cessation of further deferrals under the Plan, or by other permitted distributions or nontaxable (at the time of the loan) loans from other plans maintained by the Albany Group, or by borrowing from commercial sources on reasonable commercial terms.

               A participant shall make a request in writing to the Committee for a distribution to be made on account of hardship. The Committee shall determine whether the requested distribution satisfies the requirements of this Section 8(a) on the basis of all relevant facts and circumstances. Any distribution of less than 100% of the balance credited to the Account of a participant pursuant to this Section 8(a) shall be deemed to be a distribution of the earliest compensation which would have been paid had it not been deferred.

          (b) A distribution of a portion or the entire balance credited to the Account of a participant may be made prior to the time at which he would have been entitled to receive, or to commence receiving, such balance in accordance with the instrument filed pursuant to Section 7(a) hereof upon the occurrence of an extraordinary event and for good reason as determined by the Committee, in its sole and absolute discretion, upon the request of such participant. The Committee, in its sole and absolute discretion, may grant or reject such request. Any distribution of less than 100% of the balance credited to the Account of a participant pursuant to this Section 8(b) shall be deemed to be a distribution of the earliest compensation which would have been paid had it not been deferred.

9.  Manner of Election

         Prior to January 1 of each year, beginning with 1990, each director and eligible employee shall be entitled to file an instrument with the Committee exercising his/her election under Section 5 of the Plan. Such election shall be irrevocable with respect to the year following its date of filing. If a director or eligible employee does not file such an instrument under the plan, his/her covered compensation shall be paid to him in cash on a non-deferred basis. An election once filed shall continue in effect with respect to subsequent years unless revoked or amended by an instrument in writing filed with the Committee by the director or eligible employee. Any such revocation or amendment shall be effective as of January 1 of the year next following the filing thereof. Notwithstanding any other provisions of this Plan, no director or eligible employee may elect to defer any covered

                                       6





compensation under this Plan which, if not deferred, would be received by such director or eligible employee after December 31, 1995.

10.  Administration of Plan

         The Plan shall be administered by the Compensation and Stock Option Committee of the Board of Directors of the Company. The Committee shall interpret the Plan and make all decisions with respect to the rights of directors and eligible employees hereunder; provided, however, that no member of the Committee shall act on any matter in which such member has a particular or special interest. All elections and other instruments shall be filed with the Committee on forms prescribed by the Committee from time to time. The initial forms to be used for making elections pursuant to Sections 5 and 7(a) hereof are attached hereto as Exhibits A and B, respectively.

11.  Funding

         This Plan shall be unfunded. Amounts payable hereunder shall be paid from the general assets of the Company. The Company may establish a trust pursuant to a trust agreement and make contributions thereto for the purpose of assisting the Company in meeting its obligations in respect of benefits payable under the Plan. Any such trust agreement shall contain procedures to the following effect:

          (a) In the event of the insolvency of the Company, the trust fund will be available to pay the claims of any creditor of the Company to whom a distribution may be made in accordance with state and federal bankruptcy laws. The Company shall be deemed to be "insolvent" if the Company is subject to a pending proceeding as a debtor under the federal Bankruptcy Code (or any successor federal statute) or any state bankruptcy code. In the event the Company becomes insolvent, the Board of Directors and chief executive officer of the Company shall notify the trustee of that event as soon as practicable. Upon receipt of such notice, or if the trustee receives other written allegation of the Company's insolvency, the trustee shall cease making payments of benefits from the trust fund, shall hold the trust fund for the benefit of the Company's creditors, and shall take such steps as are necessary to determine within thirty (30) days whether the Company is insolvent. In the case of the trustee's actual knowledge of or other determination of the Company's insolvency, the trustee will deliver assets of the trust fund to satisfy claims of the Company's creditors as directed by a court of competent jurisdiction;

          (b) The trustee shall resume payment of benefits under the trust agreement only after the trustee has determined that the Company is not insolvent (or is no longer insolvent, if the trustee had previously determined the Company to be insolvent) or upon receipt of an order of a court of competent jurisdiction requiring such payment. If the trustee discontinues payment of benefits pursuant to paragraph (a) of this Section 11 and subsequently resumes such payment, the first payment on account of a participant following such discontinuance shall include an

                                       7





               aggregate amount equal to the difference between the payments which would have been made on account of such participant under the trust agreement and the aggregate payments actually made on account of such participant by the Company during any such period of discontinuance, plus interest on such amount at a rate equivalent to the net rate of return earned by the trust fund during the period of such discontinuance.

12.  Reports to Participants

         The Committee shall provide to each participant a report twice a year, as of each June 30 and December 31, detailing the status of that participant's Account.

13.  Amendment or Termination

         This Plan may be amended or terminated at any time by the Board of Directors of the Company or by the Committee. Upon termination of the Plan, the Committee may distribute to each participant the balance credited to his/her Account at the time of such termination in the form of a lump sum or otherwise as it determines in its sole discretion. The Company shall notify each participant and each beneficiary currently entitled to benefits under the Plan of termination of the Plan within ninety (90) days after such termination; provided that the failure to give such notice shall not affect the Company's rights hereunder.

14.  Non-Assignability

         Interests in covered compensation deferred or in a participant's Account shall not be assignable or transferable or subject to attachment, garnishment, levy, execution or other legal or equitable process, except by will or the laws of descent and distribution.

15.  Plan Not a Contract of Employment

         This Plan is not a contract of employment, and the terms of employment of any employee of the Albany Group shall not be affected in any way by the Plan or related instruments except as specifically provided in the Plan or such related instruments. The establishment of the Plan shall not be construed as conferring any legal rights upon any employee for a continuation of employment, nor shall it interfere with the right of the Albany Group to discharge any employee and to treat him without regard to the effect which such treatment might have upon him as a participant. Each participant and all persons who may have or claim any right by reason of his/her participation shall be bound by the terms of the Plan and all agreements entered into pursuant thereto.

16.  Construction

         (a) The Plan is intended to qualify as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as referred to in Section 201(2) of ERISA, and its terms shall be

                                       8





               interpreted accordingly. Otherwise, the laws of the State of New York shall control the interpretation and performance of the terms of the Plan.

         (b) If any provision of the Plan, or the application of any such provision to any person or circumstances, shall be invalid under any federal or state law, neither the application of such provision to persons or circumstances other than those as to which such provision is invalid nor any other provisions of the Plan shall be affected thereby.


                                       9













                                                                Exhibit A


                         DEFERRED COMPENSATION PLAN OF

                           ALBANY INTERNATIONAL CORP.

              Election as to Amount of Compensation to be Deferred

         The undersigned, [a director] [an eligible employee] under the Deferred Compensation Plan of Albany International Corp., hereby elects as follows pursuant to Section 5 of such Plan:

         Please withhold from my current covered compensation the following:

(check one only)

a.  ___% of my regular compensation and ___% of my bonus compensation.

b.  ___% of my covered compensation.

         The foregoing shall be effective for the calendar year commencing January 1, 19__ and shall remain in effect until revoked or amended by me, which revocation or amendment shall be effective on the January 1 thereafter.



Executed this _____ day of ____________, 19__.



----------------------------------
Signature








                                                                Exhibit B



                         DEFERRED COMPENSATION PLAN OF

                           ALBANY INTERNATIONAL CORP.

                Election as to Time and Manner in which Deferred Compensation shall be Distributed

         The undersigned, [a director] [an eligible employee] under the Deferred Compensation Plan of Albany International Corp., hereby elects as follows, pursuant to Section 7 of such Plan:

1.  Time of Distribution

         The value of my deferred compensation shall be distributed to me, or such distribution shall commence:

(check one only)

a.  _____ on ____________ ____ ____
                       Month        Day  Year

b.  _____ upon retirement from the Company.

             My Deferred Compensation Account will be distributed in the event of death, disability or termination.

2.  Manner of Distribution

         Distribution shall be made as follows:

(check one only)

a.  _____ in a lump sum

b.  _____ in approximately equal monthly installments over 10 years

c.  _____ in approximately equal monthly installments over __ years








3.  Designation of Beneficiary

         Upon my death, the following person(s) shall be entitled to receive the value of deferred compensation owing to me:

Name                                    Address                                Relationship
------------------------                ------------------------               ------------------------
------------------------                ------------------------               ------------------------
------------------------                ------------------------               ------------------------


         This deferred compensation shall be paid to these persons

_____ in the manner otherwise payable to me

_____ in a lump sum

         I understand that the foregoing elections under paragraphs 1 and 3 above are irrevocable, except as provided in Sections 7 or Section 8 of the Plan.



Executed this _____ day of ____________, 19__.


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Signature